SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  For  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               eXcelon Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
         4) Proposed maximum aggregate value of transaction:
         5) Total fee paid:

*Set forth the amount on which the filing fee is calculated and state how it was determined.

    [ ] Fee paid previously with preliminary materials:

    [ ] Check  box if any part of  the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                               EXCELON CORPORATION
                                  25 Mall Road
                         Burlington, Massachusetts 01803
                                ----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 24, 2000
                                ----------------
To the Stockholders of eXcelon Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders of eXcelon Corporation (the "Company") will be held at the offices of the Company, 25 Mall Road, Burlington, Massachusetts 01803, on Wednesday, May 24, 2000, beginning at 10:00 A.M., local time, for the following purposes:

   1.    To consider and vote upon the election of one Class I Director;

   2. To consider and vote upon a proposal to ratify the adoption and approval by the Board of Directors of an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by 200,000;

   3. To consider and vote upon a proposal to amend the Company's 1996 Incentive and Nonqualified Stock Option Plan to increase the number of shares of Common Stock available for grant thereunder by 1,000,000; and

   4. To transact such further business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on Wednesday, April 5, 2000 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Accordingly, only stockholders of record on such date are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

                                             By Order of the Board of Directors,


                                             John D. Patterson, Jr.
                                             Secretary

Burlington, Massachusetts
April 24, 2000


                             YOUR VOTE IS IMPORTANT

THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF THE ACCOMPANYING PROXY. PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY
               PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                               EXCELON CORPORATION
                                  25 Mall Road
                         Burlington, Massachusetts 01803
                                 (781) 674-5000
                                ----------------
                                 PROXY STATEMENT
                                ----------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 24, 2000

                    PROXY SOLICITATION, VOTING AND REVOCATION

     This Proxy Statement and the enclosed form of proxy are furnished to the holders of Common Stock, $.001 par value per share (the "Common Stock"), of eXcelon Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders of the Company, to be held at the offices of the Company, 25 Mall Road, Burlington, Massachusetts 01803, at 10:00 A.M. on Wednesday, May 24, 2000, and at any and all adjournments or postponements thereof (the "Annual Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. If no choice has been specified by a stockholder, however, the shares covered by any executed proxy will be voted as recommended by management. Any stockholder may revoke his proxy at any time before it has been exercised.

    This Proxy Statement and proxies for use at the Annual Meeting will be first mailed to stockholders on or about April 24, 2000. Such proxies will be solicited chiefly by mail. No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by Directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                                   RECORD DATE

     The Board of Directors of the Company has fixed the close of business on Wednesday, April 5, 2000 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on the record date, there were issued and outstanding 29,233,592 shares of the Company's Common Stock, entitled to cast 29,233,592 votes.

                         QUORUM AND TABULATION OF VOTES

     The By-Laws of the Company provide that a quorum at the Annual Meeting shall consist of a majority in interest of all stock issued and outstanding and entitled to vote at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. In general, votes withheld from any nominee for election as Director, abstentions (if applicable) and broker "non-votes" (if applicable) are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The affirmative vote of a plurality of the shares of Common Stock properly cast at the Annual Meeting will be necessary to elect the Class I Director pursuant to Proposal One. Abstentions, votes "withheld" from Director-nominees and broker "non-votes" will not be included in calculating the number of votes cast on Proposal One, and, therefore, will have no effect on the outcome of the vote for such Proposal.

     The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve Proposal Two, the proposal to amend the Company's 1996 Employee Stock Purchase Plan. Abstentions and broker "non-votes" will not be included in calculating the number of votes cast on Proposal Two, and, therefore, will have no effect on the outcome of the vote for such Proposal.

The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve Proposal Three, the proposal to amend the Company's 1996 Incentive and Nonqualified Stock Option Plan. Abstentions and broker "non-votes" will not be included in calculating the number of votes cast on Proposal Three, and, therefore, will have no effect on the outcome of the vote for such Proposal.

     Votes will be tabulated by the Company's transfer agent, EquiServe Limited Partnership. The vote on each matter submitted to stockholders will be tabulated separately.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, one of which is elected each year at the annual meeting of stockholders for a three-year term of office. All Directors hold office until the date of the third annual meeting following their election and thereafter until their successors are elected and qualified or until any such Director sooner dies, resigns, is removed, or becomes disqualified. The terms of the Company's Class I Directors (currently Gerald B. Bay and David A. Litwack) will expire immediately following the Annual Meeting. Class II Directors (currently Arthur J. Marks and Robert M. Agate) will serve until 2001, and Class III Directors (currently Robert N. Goldman and Kevin
J. Burns) will serve until 2002.

     The Board of Directors has nominated Gerald B. Bay for re-election as a Class I Director of the Company. Mr. Litwack has chosen not to be re-nominated. If re-elected, Mr. Bay will serve until the annual meeting of stockholders to be held in 2003, and until his successor has been duly elected and qualified. Mr. Bay has agreed to serve if elected, and the Company has no reason to believe that he will be unable to serve. In the event that Mr. Bay is unable or declines to serve as a Director at the time of the Annual Meeting, proxies will be voted for such other nominee as is then designated by the Board of Directors.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RE-ELECT GERALD B. BAY AS A CLASS I DIRECTOR OF THE COMPANY.


                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the executive officers and Directors of the Company:

             Name                     Age                          Position                        Director   Term       Class
             -----                    ---                          --------                        Since      Expires    -----
                                                                                                   --------   -------
Robert N. Goldman .............       50    Chairman of the Board of Directors, President and      1995       2002         III
                                            Chief Executive Officer

Lacey P. Brandt ...............       42    Chief Financial Officer and Treasurer                  --------   --------   -----

Dan O'Connor ..................       43    Senior Vice President, Business Development            --------   --------   -----

Brian W. Otis .................       41    Senior Vice President, Operations                      --------   --------   -----

Ross A. Hinchcliffe ...........       38    Vice President, Worldwide Sales                        --------   --------   -----

Satish Maripuri................       34    Vice President, Worldwide Consulting                   --------   --------   -----

Lawrence E. Alston, Jr. .......       38    Vice President, Marketing                              --------   --------   -----

Gerald B. Bay (1)(2) ..........       60    Director                                               1988       2000         I

Kevin J. Burns (1) ............       50    Director                                               1997       2002         III

David A. Litwack (2) ..........       53    Director                                               1997       2000         I

Arthur J. Marks (1)(2) ........       55    Director                                               1990       2001         II

Robert M. Agate................       64    Director                                               2000       2001         II


------------
 (1) Member of the Audit Committee
 (2) Member of the Compensation Committee

    Mr. Goldman has served as Chairman of the Board of the Company since January 1999, and was elected President and Chief Executive Officer of the Company in September 1999. Mr. Goldman had earlier served as President and Chief Executive Officer of the Company from the time he joined eXcelon Corporation in November 1995 until January 1999. Mr. Goldman has been a Director of the Company since August 1995. Prior to joining the Company, Mr. Goldman was Chairman of Trinzic Corporation from 1992 to 1995. Mr. Goldman is a member of the Board of Directors of Citrix Systems, Inc., NetGenesis Corp., Parametric Technology Corporation and NetCentric Corporation.

    Ms. Brandt has been the Chief Financial Officer of the Company since April 1996. Prior to joining the Company, Ms. Brandt served as Director of Finance, Controller and Treasurer of International Integration Incorporated from September 1995 to April 1996. Ms. Brandt was Director of Investor Relations at Proteon, Inc. from 1993 to September 1995.

    Mr. O'Connor has been Senior Vice President, Business Development for the Company since he joined eXcelon Corporation in June 1999. Prior to joining the Company, Mr. O'Connor was Vice President and General Manager of Intercontinental Subsidiaries for Inprise Corporation from October 1994 to January 1999.

    Mr. Otis has been Senior Vice President, Operations for the Company since September 1999 and served as Senior Vice President of Development of the Company from July 1998 to September 1999, Vice President, Professional Services of the Company from June 1995 to July 1998, and as a Consulting Manager, Eastern Region for the Company from 1993 to June 1995.

    Mr. Hinchcliffe has been Vice President, Worldwide Sales for the Company since September 1999 and Vice President, Pacific Division and Regional Sales Director of the Company since October 1997. Prior to joining the Company, Mr. Hinchcliffe was employed as a Regional Sales Director for Parametric Technology Corporation from June 1994 to October 1997.

    Mr. Maripuri has been Vice President, Worldwide Services for the Company since September 1999 and served as Vice President, Services and eSolutions from September 1998 to September 1999 and Director, Professional Services from August 1996 to September 1998. Prior to joining the Company, Mr. Maripuri served as Project Leader for Core Engineering at Computervision from September 1991 to April 1993.

    Mr. Alston has been the Vice  President,  Marketing of the Company since May
1998 and was Director of Product Management for the Company from November 1996 to May 1998, and a Product Manager for the Company from November 1993 to November 1996.

    Mr. Bay has been a Director of the Company since 1988. Since 1980, Mr. Bay has been a Managing Partner of The Vista Group. Mr. Bay served as interim President of the Company from August to November 1995.

    Mr. Burns has been a Director of the Company since October 1997. Mr. Burns has been Managing Principal of Lazard Technology Partners since July 1998. From 1990 until July 1998, Mr. Burns was Chairman of the Board of INTERSOLV, Inc. Mr. Burns was the Chief Executive Officer of INTERSOLV, Inc. from 1986 to 1996.

    Mr. Litwack has been a Director of the Company since December 1997. Since May 1997, Mr. Litwack has been President and Chief Executive Officer of
SilverStream Software, Inc. Mr. Litwack was Vice President of Product Development of Powersoft Corporation from 1988 until 1992, and then served as President of Powersoft from 1992 until the company's merger with Sybase Inc. in December, 1994. From the time of the merger until May 1997, Mr. Litwack was Executive Vice President of Sybase Inc.

    Mr. Marks has been a Director of the Company since 1990. Since 1984, Mr. Marks has been a General Partner of New Enterprise Associates. Mr. Marks is a member of the Board of Directors of Progress Software, Epicor Software and Talk.com.

    Mr. Agate has been a Director of the Company since April 2000. From 1992 until his retirement in July 1996, Mr. Agate was Senior Executive Vice President and Chief Financial Officer of Colgate-Palmolive Company. Mr. Agate is a member of the Board of Directors of Timberland Company.

    Executive officers of the Company are elected annually by the Board of Directors and serve until the first meeting of the Directors following the next annual meeting of stockholders and until their respective successors are duly elected and qualified. There are no family relationships among the Directors and executive officers of the Company.

COMMITTEES AND MEETINGS OF THE BOARD

    During the fiscal year ended December 31, 1999 ("fiscal 1999"), the Board of Directors met five times and acted by unanimous written consent six times. No incumbent Director attended fewer than 75% of the total number of meetings held by the Board of Directors and Committees of the Board of Directors on which he served.

    The Company has a Compensation Committee and an Audit Committee but does not have a nominating committee or other committee performing similar functions. The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company and administers the Company's stock option plans, its Employee Stock Purchase Plan and the 401(k) Plan. The members of the Compensation Committee currently are Messrs. Bay, Litwack and Marks. The Compensation Committee held three meetings during fiscal 1999 and acted twelve times by unanimous written consent during the year. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent accountants. The members of the Audit Committee currently are Messrs. Bay, Burns and Marks. The Audit Committee met four times during fiscal 1999.


                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

    Each non-employee Director of the Company (an "Outside Director") receives $2,500 for each Board of Directors meeting attended and $500 for each Committee meeting attended and is reimbursed, upon request, for expenses incurred in attending such meetings. Directors who are employees of the Company are not paid any separate fees for serving as Directors.

    On February 23, 1999, the Board amended the provisions of the 1996 Stock Option Plan (the "1996 Plan") relating to the formula under which options are granted to Outside Directors. Under the plan, as amended, each new Outside Director elected to the Board will be automatically granted, upon his or her initial election, a fully-vested nonqualified option to purchase 15,000 shares of Common Stock of the Company. In addition, immediately following each annual meeting of stockholders of the Company or special meeting in lieu thereof, there is automatically granted to each Outside Director re-elected at or remaining in office after such meeting a fully-vested non-qualified option to purchase 5,000 shares of Common Stock. Each additional nonqualified option granted to an Outside Director pursuant to this provision of the 1996 Plan will expire on the tenth anniversary of the date of grant. The exercise of each such nonqualified option will be equal to the fair market value of the Common Stock on the date the nonqualified option is granted.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table provides certain information for the years ended December 31, 1999, 1998 and 1997 concerning compensation paid to or accrued for the Company's Chief Executive Officer, the other four most highly compensated executive officers who were serving as executive officers of the Company on December 31, 1999 and whose total annual salary and bonus for fiscal 1999 exceeded $100,000, and two former executive officers of the Company, one being the former Chief Executive Officer of the Company, who would have been among the four other most highly compensated executive officers but for the fact that they were no longer in office on December 31, 1999 ("named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  Long Term
                                              Annual Compensation (1)            Compensation
                                              -----------------------               Awards
                                                                                  Securities
                                                                                  Underlying      All Other
 Name and Principal Position                 Year       Salary($)    Bonus($)    Options(#)     Compensation($)
------------------------------------------   ----      ----------    ----------- ------------  ---------------
Robert N. Goldman .......................    1999       $210,000     $200,000      550,000              --
  Chairman of the Board of Directors,        1998        210,000           --      300,000              --
  President and Chief Executive Officer(2)   1997        200,000           --           --              --

Justin J. Perreault .....................    1999        210,000           --      450,000         330,553
  President and                              1998        168,000           --       50,000              --
  Chief Executive Officer (3)                1997        160,000           --       50,000              --

Brian W. Otis ...........................    1999        171,200       40,385      400,000              --
    Senior Vice President, Operations(4)     1998        174,004           --      120,000              --
                                             1997        140,330           --       25,000              --

Kirk D. Bowman ..........................    1999        218,080           --      150,000         175,000
    Senior Vice President, Worldwide         1998        223,242           --      100,000              --
    Sales and Services (5)                   1997        177,138           --      250,000              --

Lawrence E. Alston, Jr...................    1999        136,667       40,000      220,000              --
    Vice President,                          1998        108,000           --      130,000              --
    Marketing                                1997         95,283           --       10,000              --

Ross A. Hinchcliffe .....................    1999        279,382       20,544      450,000              --
    Vice President,                          1998             --           --           --              --
    Worldwide Sales  (6)                     1997             --           --           --              --

Satish Maripuri .........................    1999        197,088       55,000      310,000              --
    Vice President,                          1998             --           --           --              --
    Worldwide Services  (7)                  1997             --           --           --              --


(1) Other annual compensation in the form of perquisites and other personal benefits has been omitted because in each case the aggregate amount of such perquisites and other personal benefits was less than $50,000 and constituted less than 10% of the executive's annual salary and bonus.

(2) Mr. Goldman was elected President and Chief Executive Officer of the Company in September 1999. He has been Chairman of the Board of the Company since January 1999. Mr. Goldman also served as President and Chief Executive Officer of the Company from the time he joined eXcelon Corporation in November 1995 until January 1999.

(3) Mr. Perreault resigned as President and Chief Executive Officer effective September 30, 1999. All other compensation for 1999 includes $210,000 of severance compensation paid upon his resignation and separation from the Company in 1999 and $120,553 attributable to forgiveness of a promissory note in favor of the Company in connection with his separation from the Company.

(4) Amounts shown as salary for 1998 and 1997 include sales-based commissions of $36,087 and $5,372, respectively.

(5) Mr. Bowman resigned as an executive officer of the Company effective September 30, 1999. All other compensation for 1999 includes $175,000 of severance compensation arising from his resignation and separation from the Company in 1999. Mr. Bowman's salary for 1999 and 1998 includes sales-based commissions of $126,956 and $110,740, respectively. Mr. Bowman's salary for 1997 reflects compensation from April 21, 1997 to December 31, 1997. Mr. Bowman's employment commenced on November 21, 1997; he worked for the Company on a contract basis from April 21, 1997 to November 21, 1997.

(6) Mr. Hinchcliffe was elected as an executive officer of the Company effective in September 1999. Mr. Hinchcliffe's salary for 1999 includes $153,055 of sales-based commissions.

(7) Mr. Maripuri was elected as an executive officer of the Company effective in September 1999. Mr. Maripuri's salary for 1999 includes $48,755 of sales-based commissions.

    OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth for each of the named executive officers certain information concerning stock options granted by the Company during fiscal 1999.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants
--------------------------------------------------------------------------------

                                                                                                   Potential Realizable
                                              Percent of                                              Value at Assumed
                             Number of      Total Options                                              Annual Rate of
                             Securities       Granted to                                                Stock Price
                             Underlying       Employees       Exercise                                  Appreciation
                              Options         In Fiscal        Price           Expiration              For Option Term
          Name               Granted (#)        Year (1)      ($/sh) (2)           Date           5% ($) (3)    10% ($) (3)
          ----              ------------       --------      ----------           ----           ----------    -----------
Robert N. Goldman ........    150,000(4)        2.93%          $6.44        February 25, 2009     $ 607,324    $ 1,539,077
                              400,000(5)        7.83%           2.75        September 1, 2009       691,784      1,753,117
Justin J. Perreault ......    450,000(4)        8.80%           7.13          January 8, 2009     2,016,393      5,109,937
Brian W. Otis ............     40,000(4)        0.78%           7.13          January 8, 2009       179,235        454,217
                               60,000(4)        1.17%           4.13           April 23, 2009       155,651        394,451
                              300,000(5)        5.87%           2.75        September 1, 2009       518,838      1,314,838
Kirk D. Bowman ...........    150,000(4)        2.93%           7.13          January 8, 2009       672,131      1,703,312
Lawrence E. Alston Jr.....     40,000(4)        0.78%           7.13          January 8, 2009       179,235        454,217
                               80,000(5)        1.56%           2.75        September 1, 2009       138,357        350,623
                              100,000(4)        1.96%           6.44        November 29, 2009       404,882      1,026,051
Ross A. Hinchcliffe.......     50,000(4)        0.98%           6.50        February 23, 2009       204,391        517,966
                              400,000(5)        7.83%           2.75        September 1, 2009       691,784      1,753,117
Satish Maripuri...........     10,000(4)        0.20%           6.50        February 23, 2009        40,878        103,593
                              300,000(5)        5.87%           2.75        September 1, 2009       508,838      1,314,838

------------

(1) The Company granted to employees options to purchase an aggregate of 5,111,050 shares of Common Stock in fiscal 1999.

(2) All options were granted at fair market value as determined by the Compensation Committee on the date of grant.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% appreciation rates prescribed by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the Common Stock. Any gain to the optionees results only from an increase in the price of the Common Stock after the date of grant, which will benefit all stockholders proportionately.

(4) Represents shares of Common Stock issuable upon exercise of stock options granted under the 1996 Plan and the Company's 1997 Nonqualified Stock Option Plan (the "1997 Plan"). Such options were granted during fiscal 1999 and vest as follows: 25% of the total number of shares one year after their date of grant and an additional 6.25% at the end of each three-month period thereafter until the options are fully vested.

(5) Represents shares of Common Stock issuable upon exercise of stock options granted under the 1996 Plan and 1997 Plan. Such options were granted during fiscal 1999 and vest as follows: 25% of the total number of shares at the end of each three-month period until the options are fully vested.

     OPTION EXERCISES AND FISCAL YEAR-END VALUES. The following table sets forth certain information concerning stock options exercised during fiscal 1999 and stock options held as of December 31, 1999 by each of the named executive officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                 Number of Securities               Value of Unexercised
                                 Shares                        Underlying Unexercisable                in-the- Money
                                Acquired                              Options At                    Options at Fiscal
                                   On           Value              Fiscal  Year-End                  Year-End ($) (2)
             Name             Exercise(#)   Realized($)(1)   Exercisable (#) Unexercisable (#) Exercisable ($) Unexercisable ($)
             ----             -----------   --------------   --------------- ----------------- --------------- -----------------
Robert N. Goldman .............        --            --         212,501           637,499      $2,118,977         $6,307,573
Justin J. Perreault ...........        --            --              --                --              --                 --
Brian W. Otis .................    11,249        31,082         241,647           426,186       2,762,173          4,441,939
Kirk D. Bowman ................     8,500       $ 2,125              --                --              --                 --
Lawrence E. Alston, Jr.........    23,778       182,742          64,478           292,597         517,430          2,566,684
Ross A. Hinchcliffe ...........        --            --         112,000           387,500       1,307,025          4,321,075
Satish Maripuri................     5,350        54,708         113,345           274,105       1,300,944          3,127,725


(1) Value is based on the difference between the fair market value of the Common Stock on the date of exercise of the applicable option and the exercise price of such option. These values may never be realized. Actual gains, if any, will depend on the value of the Common Stock on the date of the sale of the shares.

(2) Value is based on the last sale price of the Common Stock ($14.50 per share) on December 31, 1999 as reported by the Nasdaq National Market, less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.

EMPLOYMENT AGREEMENTS

    In November 1995, the Company executed employment agreements with Robert N. Goldman and Justin J. Perreault (the "1995 Employment Agreements"). The Company agreed to employ Messrs. Goldman and Perreault as President and Chief Executive Officer of the Company and Executive Vice President and Chief Operating Officer of the Company respectively, at annual salaries of at least $190,000 and $160,000 respectively. Under these agreements, if the employment of the officer was terminated by the Company for any reason other than just cause, death or permanent disability, the agreements required the Company to continue to pay the officer's salary for a period of twelve months, in the case of Mr. Goldman, and six months in the case of Mr. Perreault, after such termination, offset by any amounts received by the officer from subsequent employment during such period.

    In November 1998, the 1995 Employment Agreements for Messrs. Perreault and Goldman were amended. The agreement entered into with Mr. Goldman provided for his salary for twelve months and 100% of on target bonus for the year in which such termination occurs to be paid by the Company in the event of termination for any reason other than "cause" as defined in the agreement. Furthermore, under the agreement, and only in the event of a "change of control" as defined in the agreement, the Company would pay Mr. Goldman twenty-four months of salary and 100% of target bonus for the year in which such termination occurs, and any outstanding options held by Mr. Goldman would become fully vested. The Company entered into a similar agreement with Mr. Perreault in November 1998 except that in the event of termination for reasons other than "cause" he would receive six months salary and 100% of on target bonus for the year in which such termination occurs, and in the event of a "change in control" he would receive twelve months salary and 100% of on target bonus for the year in which such termination occurs, and any outstanding options held by Mr. Perreault would become fully vested.

    The Company also entered into agreements with Messrs. Bowman, Alston, Otis, Hinchcliffe and Maripuri which provide, in the event of a "change in control", for payment of twelve months salary and 100% of target bonus for the year in which such termination occurs, and full vesting of any outstanding options held by such individuals. In February 1999, Mr. Goldman's agreement was amended to reflect the fact that he had relinquished his position as President and Chief Executive Officer of the Company, retaining his position as Chairman of the Board of Directors of the Company. Also in February 1999, Mr. Perreault's agreement was amended to reflect his promotion to the position of President and Chief Executive Officer of the Company, and his agreement was amended to reflect that twelve months salary would be paid in the event of termination for reasons other than "cause" and twenty-four months salary would be paid by the Company in the event of a "change in control". Mr. Perreault resigned as President and Chief Executive Officer effective September 30, 1999. In September 1999, Mr. Goldman's agreement was amended to reflect his resumption of office as President and Chief Executive Officer of the Company, in addition to his position as Chairman of the Board of Directors of the Company.

    As a result of Mr. Perreault's resignation from the Company Mr. Perreault was provided with $210,000 of severance compensation paid upon his resignation and separation from the Company and forgiveness of obligations in the amount of $120,553 under a promissory note in favor of the Company. Mr. Bowman resigned as an executive officer of the Company effective September 30, 1999 and received $175,000 of severance compensation.

    In connection with their employment, these officers executed the Company's standard Non-Competition, Non-Disclosure and Developments Agreement (the "Non-Competition Agreement"). These agreements contain covenants prohibiting the improper disclosure of confidential information at any time, as well as provisions assigning to the Company all inventions made or conceived by the officer during his employment with the Company. Each officer agreed with the Company that, with certain exceptions, until one year after the termination of his employment with the Company, he would not participate in any capacity in any business activities competitive with those of the Company. Each officer further agreed not to participate in any capacity in soliciting the business of any customers or the services of any employees of the Company during such one-year period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee (the "Committee") established by the Board of Directors is currently composed of three non-employee Directors; Arthur J. Marks, Gerald B. Bay and David A. Litwack. Except as set forth below, no executive officer of the Company served during 1999 on the Board of Directors or compensation committee of any entity, one of whose executive officers also served on the Board of Directors or Compensation Committee of the Company. During 1999, Mr. Goldman, the Company's Chairman of the Board, President and Chief Executive Officer, served as a Director of Parametric Technology Corporation, of which Steven C. Walske, a Director of the Company until February 23, 1999, is Chairman of the Board and Chief Executive Officer. Mr. Goldman also served as a member of the compensation committee of Parametric Technology Corporation during 1999.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors determines the remuneration and benefits of the Company's executive officers and other senior management, administers the Company's stock option plans and Employee Stock
Purchase Plan and makes determinations with respect to the granting of stock options, and acts in an advisory capacity to the Board of Directors concerning other compensation issues.

COMPENSATION POLICY

    The Compensation Committee's policy with respect to compensation of the Company's Chief Executive Officer and other executive officers includes several elements: (i) the payment of competitive base salaries to attract and retain highly qualified personnel, (ii) the use of incentive compensation in the form of cash bonuses to reward the achievement of Company financial objectives such as achievement of budgeted expense and profitability levels, as well as technical and market development goals, (iii) in appropriate instances, the payment of sales-based commissions to reward contributions to revenue growth,
(iv) the granting of stock options to maintain competitive levels of total compensation to assist the Company in recruiting and retaining personnel, as well as to align management's interests with those of shareholders and to motivate executives to pursue the long-term success of the Company, and (v) the implementation and execution of executive employment agreements containing provisions intended to attract and retain highly qualified personnel. The Committee intends that the Company's executive compensation policies be straightforward, easily communicated to and understood by employees and shareholders, and structured so that the achievement of Company and individual goals can be readily measured.

BASE SALARIES

    Competitive base salaries are established through the use of published industry surveys and targeted peer company surveys that examine the compensation practices of other companies in the software industry as well as of other high technology companies in the relevant geographic area that might compete with the Company in hiring or retaining strong performers. The Committee, utilizing the collected data and applying the members' collective experience in recruiting and managing in a technical environment, seeks to establish base salaries that take into account not only competitive factors but also the breadth of experience and recent individual performance of the executive. The Committee's objective is not to determine compensation levels, in general or for specific positions, by seeking to achieve a specific percentile rank in comparison to competitors or peers, but rather to fix compensation levels on a case-by-case basis guided by management's recommendations and the Committee members' experience and judgment. In 1999, as in 1998, the Company's President and Chief Executive Officer, Robert
N. Goldman was paid a base salary of $210,000.

INCENTIVE COMPENSATION

    In establishing executive bonus levels, the Compensation Committee begins by reviewing management's annual strategic and financial plan, as approved by the Board of Directors at the beginning of the year, including Company financial goals and individual performance goals proposed by the Company's Chief Executive Officer. The bonus for which an executive officer (other than the Chief Executive Officer) is eligible is established at this time, and is a percentage, generally ranging from 0% to 50%, of his annual base salary. The percentage of this amount, if any, awarded as a bonus at the end of the year is determined by reference to both the Company's and the executive's performance. The Chief Executive Officer's bonus is determined based on the attainment of goals jointly developed and agreed upon between the Chief Executive Officer and the Committee and is not fixed as a specific percentage of his or her base salary. At the beginning of the year, the Chief Executive Officer presents to the Committee an analysis of the performance of the individual executives against the overall corporate financial goals and their personal goals, together with his recommendations concerning specific management bonuses. After reviewing these recommendations, the Committee determines whether, and in what amounts, to award bonuses for the Chief Executive Officer and other executive officers. For 1999, Mr. Goldman received cash bonuses equaling $200,000; Mr. Otis received cash bonuses equaling $40,385; Mr. Hinchcliffe received cash bonuses equaling $20,544; Mr. Maripuri received cash bonuses equaling $55,000; Mr. Alston received cash bonuses equaling $40,000; and Messrs. Perreault and Bowman received no cash bonuses.

STOCK OPTIONS

    The Compensation Committee believes that stock option grants are an important element of the Company's executive compensation program, not only to enable the Company to compete effectively in recruiting and retaining employees but also in order to align the interests of management with those of the Company's stockholders. In granting options, the Committee considers, among other factors, competitive conditions, the executive's experience, responsibilities and performance, the sizes of other individual grants and the total number of options outstanding. Option grants are awarded to all executive officers at the time they are hired, and additional options may be granted thereafter based upon specific individual or corporate achievements.

    For fiscal year 1999, Mr. Goldman was granted 150,000 options at an exercise price of $6.44 and 400,000 options at an exercise price of $2.75; Mr. Otis was granted 40,000 options at an exercise price of $7.13, 60,000 options at an exercise price of $4.13 and 300,000 options at an exercise price of $2.75; Mr. Hinchcliffe was granted 50,000 options at an exercise price of $6.50 and 400,000 options at an exercise price of $2.75; Mr. Maripuri was granted 10,000 options at an exercise price of $6.50 and 300,000 options at an exercise price of $2.75; and Mr. Alston was granted 40,000 options at an exercise price of $7.13, 80,000 options at an exercise price of $2.75 and 100,000 options at an exercise price of $6.44.

POLICY REGARDING  SECTION 162(M) OF THE INTERNAL REVENUE CODE

    Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of compensation in excess of $1.0 million paid to the Chief Executive Officer and the four most highly compensated officers of the Company (other than the Chief Executive Officer) in any fiscal year, unless the compensation qualifies as "performance-based compensation." The Compensation Committee's policy with respect of Section 162(m) is to make every reasonable effort to cause compensation to be deductible by the Company while simultaneously providing executive officers of the Company with appropriate rewards for their performance. The base salaries and bonuses of the Company's individual executive officers have not historically exceeded, and are not in the foreseeable future expected to exceed, the $1.0 million limit, and options received by executive officers under the Company's 1996 Plan and 1997 Plan are intended to qualify as performance-based compensation.

                                                     The Compensation Committee

                                                     Gerald B. Bay
                                                     David A. Litwack
                                                     Arthur J. Marks

PERFORMANCE GRAPH

     The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index, the Nasdaq Stock Market Index for U.S. Companies, and a published industry index, the Hambrecht & Quist Technology Index. The cumulative stockholder returns for shares of the Company's Common Stock and for the securities included in the market and industry indexes are calculated assuming $100 was invested at their last sale prices on July 23, 1996, the date on which the Company's Common Stock commenced trading on the Nasdaq National Market. The Company paid no cash dividends during the periods shown. The performance of the market and industry indexes is shown on a total return (dividends reinvested) basis.


        COMPARISON OF CUMULATIVE TOTAL RETURN IN TWELVE MONTH INTERVALS*
         AMONG EXCELON CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX



                             7/23/96   12/31/96   12/31/97   12/31/98   12/31/99
                             -------   --------   --------   --------   --------
eXcelon Corporation              100     156.67     111.67      88.33     193.33
Hambrech & Quist Technology      100     136.73      160.3     249.34     556.85
NASDAQ U.S.                      100      123.1     151.02      212.3     393.94






*$100 INVESTED ON 7/23/96 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                                  PROPOSAL TWO
               AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN
                       TO INCREASE THE NUMBER OF SHARES OF
                   COMMON STOCK AVAILABLE FOR GRANT THEREUNDER

The Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") provides that the total number of shares of Common Stock that are available for grant thereunder shall not exceed 500,000. On February 29, 2000, the Board voted to adopt, and to submit to the stockholders of the Company for their approval, an amendment to the Stock Purchase Plan to increase by 200,000 the number of shares of Common Stock available under the Stock Purchase Plan, such that the total number of shares of Common Stock available under the Stock Purchase Plan be 700,000. See "1996 Employee Stock Purchase Plan" for a description of the material features of the Stock Purchase Plan, as amended, the classes of persons eligible to participate therein, the basis of such participation, and the reasons for the amendment.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

                        1996 EMPLOYEE STOCK PURCHASE PLAN

    In 1996, the Board of Directors adopted, and the Company's stockholders approved, the 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and as such, to provide a method whereby employees of the Company will have an opportunity to acquire an, or increase an existing, ownership interest in the Company through the purchase of shares of the Common Stock of the Company.

     The Stock Purchase Plan, as initially adopted and approved by the stockholders of the Company on May 23, 1996, fixed the maximum number of shares of Common Stock of the Company available for issuance and purchase by employees under the Stock Purchase Plan at 300,000. On February 23, 1998, the Board of Directors voted to adopt, and the stockholders of the Company subsequently approved, an amendment to the Stock Purchase Plan to increase by 200,000 the number of shares of Common Stock available under the Stock Purchase Plan, such that the total number of shares of Common Stock available under the Stock
Purchase Plan, as so amended, was 500,000. On April 5, 2000, the number of shares of Common Stock remaining available for issuance and purchase under the Stock Purchase Plan was only 132,748.

AMENDMENT OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

    On February 29, 2000, the Board of Directors voted to adopt, and to submit to the stockholders of the Company for their approval, an amendment to the Stock Purchase Plan to increase by 200,000 the number of shares of Common Stock available under the Stock Purchase Plan, such that the total number of shares of Common Stock available under the Stock Purchase Plan would be 700,000.

     The Company believes that the availability of an employee stock purchase plan is important to the Company's ability to recruit and retain qualified employees, as well as provide employees with the opportunity to increase their respective ownership interest in the Company. Currently, only 132,748 shares of Common Stock are available for purchase and issuance under the Company's Stock Purchase Plan. If the total number of shares for which options are exercised on any offering termination date exceeds the number of shares that remain available for issuance and purchase by employees under the Stock Purchase Plan, the Company must make a pro rata allocation of the shares available for delivery and distribution in an equitable manner, and return to each participant of the Stock Purchase Plan any balance of payroll deductions credited to the account of each such participant. In 1999 and 1998, the Company issued 157,267 and 104,835 shares of Common Stock under the Stock Purchase Plan, respectively. Without the proposed amendment, the number of shares available under the Stock Purchase Plan is likely to be exhausted during the coming year. The Board of Directors believes that in the current competitive environment for highly-skilled employees, the amendment of the Stock Purchase Plan to increase the maximum number of shares issuable thereunder by 200,000 shares is necessary to enable the Company to provide appropriate long-term incentives to its employees and to recruit and retain additional highly-skilled employees to support the growth of the Company's business.

    THE BOARD OF DIRECTORS THEREFORE RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE STOCK PURCHASE PLAN.

DESCRIPTION OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

    The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors (the "Plan Administrator"). Under the Stock Purchase Plan up to 500,000 shares of the Company's Common Stock may be purchased at 85% of the lower of the fair market value of the stock on the first or the last day of each six-month offering period. Employees may elect to have up to 6% of their base pay withheld and applied toward the purchase of shares in each offering, up to a maximum of $25,000 withheld in any year.

    Participation in the Stock Purchase Plan is completely voluntary. Participation in any one or more of the offerings under the Stock Purchase Plan shall neither limit, nor require, participation in any other offering. Each employee of the Company whose service with the Company commences on or after November 1, 1996 is eligible to participate in the Stock Purchase Plan on the first offering commencement date, following the completion of six months of continuous service with the Company. Each employee of the Company whose service with the Company commenced prior to November 1, 1996 is eligible to participate in the Stock Purchase Plan on the first offering commencement date following the commencement of service with the Company. As of April 5, 2000, approximately 328 employees of the Company and its subsidiaries were eligible to participate in the Stock Purchase Plan.

    Notwithstanding the foregoing, no employee will be granted an option under the Plan: (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company, as determined pursuant to the rules of Section 424(d) of the Code, or (ii) which permits such employees rights to purchase stock under all Section 423 employee stock purchase plans of the Company and its subsidiaries to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding, as determined pursuant to the rules of Section 423(b)(8) of the Code.

    Any eligible employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the Company's Treasurer 20 days prior to each applicable offering commencement date, as determined by the Compensation Committee. At the time a participant files an authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during any offering in which he or she is a participant, at a specified percentage of his or her Compensation as determined on the applicable offering commencement date. Each employee's specified percentage must be in increments of 1% but in no event can any employee's specified percentage exceed a maximum percentage of 6%. Payroll deductions for a participant shall commence on the offering commencement date when the applicable authorization for a payroll deduction becomes effective and shall end on the offering termination date of the offering to which such authorization is applicable, unless sooner terminated by the participant. All payroll deductions made for a participant shall be credited to his or her account under the Stock Purchase Plan. A participant may not make any separate cash payment into such account. A participant may withdraw from the Stock Purchase Plan at any time during the applicable offering period. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating employee.

    Prior to the offering termination date for an offering, any participant may withdraw the payroll deductions credited to his or her account under the Stock Purchase Plan for such offering by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to such account will be paid to the participant promptly after receipt of notice of withdrawal, without interest, and no future payroll deductions will be made from his or her pay during such offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions. A participant's election not to participate in, or withdrawal from, any offering will not have any effect upon his or her eligibility to participate in any succeeding offering or in any similar plan which may hereafter be adopted by the Company. Upon termination of the participant's employment for any reason, including retirement but excluding death, the payroll deductions credited to his or her account will be returned to the participant, or, in the case of his or her death, to the person or persons entitled thereto. Upon termination of the participant's employment because of death, his or her beneficiary shall have the right to elect, by written notice given to the Company's Treasurer prior to the expiration of a period of 90 days commencing with the date of the death of the participant, either: (i) to withdraw all of the payroll deductions credited to the participant's account under the Stock Purchase Plan; or (ii) to exercise the participant's option for the purchase of stock on the offering termination date next following the date of the participant's death for the purchase of the number of full shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the office of the Company's Treasurer, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary.

    On the offering commencement date of each offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows: (i) 85% of the market value per share of the Common Stock on the applicable offering commencement date shall be divided into an amount equal to the sum of (x) the percentage of the employee's compensation which he or she has elected to have withheld (multiplied by the employee's compensation over the offering period) plus (y) any amounts in the employee's account on the offering commencement date that have been carried forward from prior offerings; multiplied by two. The option price of the Common Stock purchased with payroll deductions made during each such offering for a participant therein shall be the lower of: (i) 85% of the average of the bid and the asked prices as reported by Nasdaq in the Wall Street Journal, or, if the Common Stock is designated as a National Market Security by Nasdaq, the last trading price of the Common Stock as reported by the Nasdaq National Market System in the Wall Street Journal, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the offering commencement date applicable to such offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock have been traded on the offering commencement date); or if the Common Stock is not quoted on Nasdaq, not designated as a Nasdaq national market security and not listed on an exchange, 85% of the fair market value on the offering commencement date as determined by the Compensation Committee; and (ii) 85% of the average of the bid and the asked prices as reported by Nasdaq in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the NASD, the last trading price of the Common Stock as reported by the Nasdaq National Market System in the Wall Street Journal, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock shall have been traded on the offering termination date); or if the Common Stock is not quoted on Nasdaq, not designated as a Nasdaq national market security and not listed on an exchange, 85% of the fair market value on the offering termination date as determined by the Committee. The last sale price of the Common Stock on April 14, 2000 as reported by the Nasdaq National Market was $8.125.

     Unless a participant gives written notice to the Treasurer of the Company, his or her option for the purchase of Common Stock with payroll deductions made during any offering will be deemed to have been exercised automatically on the offering termination date applicable to such offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account at that time (plus any amounts in his or her account that have been carried forward from prior offerings) will purchase at the applicable option price, and any excess in his/her account at that time will be automatically carried forward to the next offering unless the participant elects, by written notice to the Treasurer of the Company, to have the excess returned to the participant. The participant will have no interest in the stock covered by his or her option until such option has been exercised.

FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE PARTICIPANTS

     If an  employee  acquires  shares of  Common  Stock  pursuant  to the Stock
Purchase Plan and does not dispose of them within two years after the commencement of the offering pursuant to which the shares were acquired, nor within one year after the date on which the shares were acquired, any gain realized upon subsequent disposition will be taxable as a long-term capital gain, except that the portion of such gain equal to the lessor of (a) the excess of the fair market value of the shares on the date of disposition over the amount paid upon purchase of the shares, or (b) the excess of the fair market value of the shares on the offering Commencement Date over the amount paid upon purchase of the shares, is taxable as ordinary income. There is no corresponding deduction for the Company, however. If the employee disposes of the shares at a price less than the price at which he or she acquired the shares, the employee realizes no ordinary income and has a long-term capital loss measured by the difference between the purchase price and the selling price.

     If an employee disposes of shares acquired pursuant to the Stock Purchase Plan within two years after the offering commencement date of the offering pursuant to which the shares were acquired, or within one year after the date on which the shares were acquired, the difference between the purchase price and the fair market value of the shares at the time of purchase will be taxable to him or her as ordinary income in the year of disposition. In this event, the Company may deduct from its gross income an amount equal to the amount treated as ordinary income to each such employee. Any excess of the selling price over the fair market value at the time the employee purchased the shares will be taxable as long-term or short-term capital gain, depending upon the period for which the shares were held. If any shares are disposed of within either the two-year or one-year period at a price less than the fair market value at the time of purchase, the same amount of ordinary income (i.e., the difference between the purchase price and the fair market value of the shares at the time of purchase) is realized, and a capital loss is recognized equal to the difference between the fair market value of the shares at the time of purchase and the selling price.

     If a participating employee should die while owning shares acquired under the Stock Purchase Plan, ordinary income may be reportable on his or her final income tax return.

     Although the foregoing summarizes the essential features of the Stock Purchase Plan, it is qualified in its entirety by reference to the full text of the Stock Purchase Plan as amended, which is attached as Exhibit I to this proxy statement.

REGISTRATION OF SHARES AVAILABLE UNDER THE 1996 EMPLOYEE STOCK PURCHASE PLAN

     The Company has filed registration statements on Form S-8 under the Securities Act of 1933 to register the 500,000 shares of the Company's Common Stock that are currently reserved for issuance under the 1996 Employee Stock Purchase Plan. If the proposed amendment is approved by the stockholders, the Company intends to file, as soon as practicable, a registration statement on Form S-8 under the Securities Act of 1933 covering the additional 200,000 shares of Common Stock that will be issuable under the 1996 Employee Stock Purchase Plan, as amended. The Board of Directors has not determined what action it will take in the event that the stockholders do not approve the proposal.

NEW PLAN BENEFITS

     The Company is unable to determine the dollar value and number of shares of Common Stock that will be issued under the 1996 Employee Stock Purchase Plan if the amendment described herein is approved to (i) any of the executive officers,
(ii) the current executive officers as a group, (iii) the current Directors who are not executive officers as a group, (iv) each nominee for the election as a Director and (v) the employees who are not executive officers as a group. No additional benefits or amounts would have been received by or allocated to any such persons or groups for fiscal 1999 if the amendment to the 1996 Plan had been in effect throughout such year.

                                 PROPOSAL THREE
             AMENDMENT TO THE 1996 INCENTIVE AND NONQUALIFIED STOCK
                 OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF
            COMMON STOCK THAT MAY BE ISSUED UPON EXERCISE OF OPTIONS
                               GRANTED THEREUNDER

     The Company's 1996 Incentive and Nonqualified Stock Option Plan (the "1996 Stock Option Plan") provides that the total number of shares of Common Stock that may be issued pursuant to options granted under the 1996 Stock Option Plan shall not exceed 3,700,000 (subject to adjustment upon certain changes in capitalization of the Company). On February 29, 2000, the Board voted to adopt, and submit to the stockholders of the Company for their approval, an amendment to the 1996 Stock Option Plan to increase by 1,000,000 shares the number of shares of Common Stock that may be issued pursuant to options granted thereunder. See "1996 Stock Option Plan" for a description of the material features of the 1996 Stock Option Plan, as amended, the classes of persons eligible to participate therein, the approximate number of persons in each such class and the basis of such participation, and the reasons for the amendment.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT OF THE 1996 STOCK OPTION PLAN.

                             1996 STOCK OPTION PLAN

     In 1996 the Board adopted and the Company's stockholders approved the 1996 Stock Option Plan. The 1996 Stock Option Plan authorizes (i) the grant of options to purchase Common Stock intended to qualify as "incentive stock options" as defined in Section 422 of the Code, and (ii) the grant of options that do not so qualify (nonqualified stock options). The purpose of the 1996 Stock Option Plan is to provide a performance incentive for officers and employees of the Company or its subsidiaries and for certain other individuals providing services to or acting as Directors of the Company or its subsidiaries by enabling the persons to whom options are granted to acquire or increase a proprietary interest in the Company and its success.

     The 1996 Stock Option Plan, as initially adopted and approved by the stockholders of the Company on May 23, 1996 (the "Adoption Date"), fixed the maximum number of shares of Common Stock issuable pursuant to options granted thereunder at 1,200,000, increasing automatically by 300,000 shares on each of the first five anniversaries of the Adoption Date, with the result that on and after May 23, 2001, the maximum number of shares issuable under the 1996 Stock Plan would have been 2,700,000. On April 2, 1998, the Board of Directors voted to adopt, and the stockholders of the Company subsequently approved, an amendment to the 1996 Stock Option Plan, increasing by 1,000,000 the maximum number of shares of Common Stock issuable pursuant to options issued thereunder, such that the maximum number of shares issuable as of May 27, 1998 was 2,800,000 rather than 1,800,000 as originally provided in the 1996 Stock Option Plan. Thereafter, on each of the third, fourth and fifth anniversaries of the Adoption Date, the maximum number of shares of Common Stock issuable under the 1996 Stock Option Plan has been or will be, as the case may be, automatically increased by 300,000 shares, as originally contemplated by the 1996 Stock Option Plan, to a maximum, on and after May 23, 2001, of 3,700,000 shares. On April 5, 2000, the maximum number of shares of Common Stock issuable under the 1996 Stock Option Plan pursuant to this formula was 3,100,000 shares, an aggregate of 2,840,550 shares of Common Stock were reserved for issuance upon the exercise of options outstanding under the 1996 Stock Option Plan, and 183,816 shares had been issued pursuant to the exercise of options thereunder. As a result, only 75,634 shares remained available for the grant of options under the 1996 Stock Option Plan as of such date.

     On April 22, 1997, the Board of Directors adopted the 1997 Plan. The 1997 Plan provides for the grant to employees of the Company of nonqualified stock options to purchase an aggregate of up to 5,500,000 shares of Common Stock. Approval of the 1997 Plan by the stockholders of the Company was not required. Since the adoption of the 1997 Plan, the policy of the Compensation Committee of the Board has been to utilize the 1996 Stock Option Plan primarily to grant incentive and nonqualified stock options to officers of the Company. In addition, automatic formula grants of nonqualified stock options to Outside Directors are made pursuant to the 1996 Stock Option Plan.

AMENDMENT OF THE 1996 STOCK OPTION PLAN

     On February 29, 2000, the Board of Directors voted to adopt, and to submit for approval by the stockholders of the Company at the Annual Meeting, an amendment to the 1996 Stock Option Plan, increasing by 1,000,000 the maximum number of shares of Common Stock issuable pursuant to options issued thereunder. If approved at the Annual Meeting, the additional 1,000,000 shares will be added to the maximum number issuable on or after May 23, 2000 (the fourth anniversary of the adoption date of the 1996 Stock Option Plan), such that the maximum number of shares issuable as of the date of the Annual Meeting will be 4,400,000 rather than 3,400,000 as currently provided in the 1996 Stock Option Plan. Thereafter, on the fifth anniversary of the Adoption Date, the maximum number of shares of Common Stock issuable under the 1996 Stock Option Plan will automatically be increased by 300,000 shares, as originally contemplated by the 1996 Stock Option Plan, to a maximum, on and after May 23, 2001, of 4,700,000 shares.

     As stated above, long-term, equity-based compensation in the form of stock options is a key element of the Company's executive compensation policy. In addition, the Company believes that the availability of incentive stock options is important to the Company's ability to recruit and retain qualified executives. Currently, only 75,634 shares of Common Stock are available for the grant of options to officers of the Company under the Company's 1996 Stock Option Plan. This number will increase to 375,634 on May 23, 2000 as a result of the automatic annual increase provided for in the 1996 Stock Option Plan and, without the proposed amendment, would not increase again until May 23, 2001. The Board of Directors believes that in the current competitive environment for senior executives the amendment of the 1996 Stock Option Plan to increase the maximum number of shares issuable thereunder by 1,000,000 shares is necessary to enable the Company to provide appropriate long-term incentives to members of its senior management and to recruit and retain additional executives to support the growth of the Company's business.

    THE BOARD OF DIRECTORS THEREFORE RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE 1996 STOCK OPTION PLAN.

DESCRIPTION OF THE 1996 STOCK OPTION PLAN

     The 1996 Stock Option Plan is administered by the Compensation Committee (the "Plan Administrator"). Except for certain non-discretionary option grants to Directors who are not employees, as described under "Remuneration of Directors and Executive Officers" above, the Plan Administrator selects the individuals to whom options are granted and determines the option exercise price and other terms of each award, subject to the provisions of the 1996 Stock Option Plan. Incentive Options may be granted under the 1996 Stock Option Plan to employees of the Company or its subsidiaries, including officers and Directors who are also employees. As of April 5, 2000, approximately 332 employees of the Company and its subsidiaries were eligible to participate in the 1996 Stock Option Plan. Nonqualified Options may be granted under the 1996 Stock Option Plan to employees, officers, Directors, whether or not they are employees of the Company or a subsidiary, and consultants and other individuals providing services to the Company or one of its subsidiaries. As described above, most of the options under the 1996 Stock Option Plan will be granted to officers of the Company.

     No options may extend for more than ten years from the date of grant (five years in the case of employees or officers holding 10% or more of the total combined voting power of all classes of stock of the Company or any subsidiary or parent ("greater-than-ten-percent-stockholder")). The exercise price for incentive stock options may not be less than the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of a greater-than-ten-percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000.

     Options are non-transferable except by will or by the laws of descent or distribution. Options generally may not be exercised after (i) termination of the optionee's employment with the Company, or performance of services for the Company, by the Company for cause or voluntary termination by the optionee, (ii) thirty days following termination of the optionee's employment with the Company, or performance of services for the Company, upon retirement or by the Company without cause, or (iii) one year following termination of the optionee's employment with the Company, or performance of services for the Company, as a result of disability or death.

     Payment of the exercise price for shares subject to options may be made with (i) cash, check, bank draft, or money order for an amount equal to the option price for such shares, or (ii) shares of Common Stock (which in the case of shares acquired from the Company upon exercise of an option, have been outstanding for at least six months) having a fair market value equal to the exercise price, or (iii) an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) if so permitted by the instrument evidencing the option (or in the case of a nonqualified stock option, by the Plan Administrator), a promissory note of the optionee to the Company, payable on such terms as are specified by the Plan Administrator, or (v) any combination of the permissible forms of payment. In the event that payment of the option price is made under
(ii) above, the Plan Administrator may provide that the optionee be granted an additional option covering the numbers of shares surrendered, at an exercise price equal to the fair market value of a share of Common Stock on the date of surrender.

     At December 31, 1999, 2,598,483 shares were subject to outstanding options granted under the 1996 Stock Option Plan, 128,859 had been purchased upon exercise of options granted thereunder and 372,658 shares remained available for future grants. As of December 31, 1999, option prices and expiration dates for outstanding options granted under the 1996 Stock Option Plan ranged from $2.75 to $12.30 per share and from June 24, 2006 to November 29, 2009, respectively. The Company has filed a registration statements on Form S-8 under the Securities Act of 1933 to register the 3,700,000 shares of the Company's Common Stock that are currently reserved for issuance under the 1996 Stock Option Plan. If the proposed amendment is approved by the stockholders, the Company intends to file, as soon as practicable, a registration statement on Form S-8 under the Securities Act of 1933 covering the additional shares of Common Stock issuable under the 1996 Stock Option Plan, as amended. The Board of Directors has not determined what action it will take in the event that the stockholders do not approve the proposal.

FEDERAL INCOME TAX INFORMATION WITH RESPECT TO THE 1996 STOCK OPTION PLAN

     The grantee of a nonqualified stock option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of such an option, the difference between the exercise price and the fair market value of the shares purchased under the option at the time of such purchase will be recognized by the option holder in the year of exercise as ordinary income, and the fair market value of the shares on the date of exercise will be the tax basis thereof for computing gain or loss on any subsequent sale. The Company may reduce its taxable income by an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonqualified stock option.

     Generally, the grantee of an incentive stock option recognizes no income for federal income tax purposes at the time of grant or exercise of the option. Rather, the holder ordinarily will recognize taxable income upon subsequent disposition of the shares purchased under the option. If no disposition of shares acquired upon exercise of an incentive stock option is made by the optionee within two years of the date of grant and within one year after exercise of the option, any gain realized by the optionee on the subsequent sale of such shares is treated, for federal income tax purposes, as long-term capital gain if the shares were held for more than twelve months. The price paid for the shares purchased upon the exercise of the option will be the tax basis for computing any gain. If the shares are sold prior to the expiration of such period (a "disqualifying disposition"), the difference between the lesser of the value of the stock at the date of exercise or the date of sale and the exercise price of the stock is treated as compensation taxable to the grantee as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares were held for more than twelve months). The amount by which the fair market value of shares at the time of exercise of the incentive stock option covering such shares exceeds the option price for such shares is a tax preference item and is included in "alternative minimum taxable income" for the purpose of computing the "alternative minimum tax." The Company does not withhold any tax in connection with the grant or exercise of an incentive stock option and, in the usual circumstances, the Company is not entitled to any tax deduction in connection with the grant or, except on the case of a disqualifying disposition, exercise of an incentive stock option.

The 1996 Stock Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

    Although the foregoing summarizes the essential features of the 1996 Stock Option Plan, it is qualified in its entirety by reference to the full text of the 1996 Stock Option Plan as amended, which is attached as Exhibit II to this proxy statement.

REGISTRATION OF SHARES AVAILABLE UNDER THE 1996 STOCK OPTION PLAN

     The Company has filed registration statements on Form S-8 under the Securities Act of 1933 to register the 3,700,000 shares of the Company's Common Stock that are currently reserved for issuance under the 1996 Stock Option Plan. If the proposed amendment is approved by the stockholders, the Company intends to file, as soon as practicable, a registration statement on Form S-8 under the Securities Act of 1933 covering the additional 1,000,000 shares of Common Stock that will be issuable under the 1996 Stock Option Plan, as amended. The Board of Directors has not determined what action it will take in the event that the stockholders do not approve the proposal.

NEW PLAN BENEFITS

     The Company is unable to determine the dollar value and number of options or shares of Common Stock that will be issued under the 1996 Stock Option Plan if the amendment described herein is approved to (i) any of the executive officers, (ii) the current executive officers as a group, (iii) the current Directors who are not executive officers as a group, (iv) each nominee for the election as a Director and (v) the employees who are not executive officers as a group, because, except for non-discretionary option grants to non-employee Directors described above, options are granted on a discretionary basis. No additional benefits or amounts would have been received by or allocated to any such persons or groups for fiscal 1999 if the amendment to the 1996 Stock Option Plan had been in effect throughout such year.

                              CERTAIN TRANSACTIONS

LOANS TO EXECUTIVE OFFICERS

     In 1996, in connection with the exercise by Robert N. Goldman, the Chairman of the Board of the Company and the President and Chief Executive Officer of the Company, and by Justin J. Perreault, the former President and Chief Executive Officer of the Company, of stock options granted to them under the Company's 1995 Nonqualified Stock Option Plan, to purchase 2,300,000 and 460,000 shares of Common Stock, respectively, the Company loaned to Mr. Goldman and to Mr. Perreault $572,700 and $114,540, respectively. The loan to each executive was at an interest rate of 7.0% per annum and was pursuant to a full recourse promissory note due upon the earlier of (i) April 1, 2001 and (ii) the date the executive's employment with the Company terminates for any reason. Each loan was originally secured by a pledge to the Company of all the shares of Common Stock acquired upon exercise of the option. On January 29, 1997 the Company released 2,048,950 and 409,790 shares from Messrs. Goldman's and Perreault's pledges, respectively, with 251,050 shares and 50,210 shares, respectively, remaining pledged to secure the outstanding amount of principal and interest of the loans to Messrs. Goldman and Perreault, respectively. On September 1, 1999, in connection with Mr. Perreault's resignation and separation from the Company, the Company forgave all outstanding debt of principal and interest owing by Mr. Perreault to the Company under his promissory note and further released to Mr. Perreault the 50,210 shares remaining pledged to secure the outstanding amount of principal and interest of his loan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 31, 2000 by (i) each person or group known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each of the Company's Directors and Director nominees; (iii) the executive officers and (iv) all Directors, Director nominees and executive officers of the Company as a group. The information as to each person has been furnished by such person.

                                               Shares Beneficially Owned (1) (2)
     Name and Address of Beneficial Owner                   Number       Percent
     ------------------------------------                   ------       -------
Robert N. Goldman                                          2,114,063        7.1%
eXcelon Corporation
25 Mall Road
Burlington, MA 01803

Tudor Investment Corporation                               1,675,000        5.7%
 40 Rowes Wharf
 Second Floor
 Boston, MA 02110 (3)

Brian W. Otis                                                469,894        1.6%
Ross A. Hinchcliffe                                          337,500        1.1%
Satish Maripuri                                              254,885          *
Lawrence E. Alston, Jr.                                      152,199          *
Lacey P. Brandt                                              185,088          *
Daniel E. O'Connor                                            90,000          *
Gerald B. Bay                                                261,894          *
Arthur J. Marks (4)                                           82,933          *
Kevin J. Burns                                                25,167          *
David A. Litwack                                              25,167          *
Justin J. Perreault (5)                                           --          *
Kirk D. Bowman (6)                                                10          *
Robert M. Agate                                                   --          *
All Directors, Director Nominees and executive             3,998,800       12.7%
officers as a group (13 persons)
* Less than one percent.

(1) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table. Amounts shown for each stockholder include shares subject to stock options exercisable within 60 days of the date of this table. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within 60 days are treated as outstanding only for purposes of determining the number of and percent owned by such person or group. As of March 31, 2000, the date of this table, there were 29,233,592 shares of Common Stock outstanding.

(2) The amounts listed include the following shares of Common Stock that may be acquired on or prior to May 30, 2000 through the exercise of options: Mr. Alston, 152,184 shares; Mr. Bay, 114,500 shares; Ms. Brandt, 178,125 shares; Mr. Burns, 25,167 shares; Mr. Goldman, 514,063 shares; Mr.

     Hinchcliffe 337,500 shares; Mr. Litwack 25,167 shares; Mr. Maripuri 253,235 shares; Mr. Marks 33,500 shares; Mr. O'Connor 90,000 shares; Mr. Otis 453,333 shares; and all Directors, Director nominees and executive officers as a group, 2,176,774 shares.

(3) The amount listed is from a report on schedule 13F filed with the Securities Exchange Commission on January 19, 2000.

(4) Includes 33,500 shares that may be acquired on or prior to May 30, 2000 through the exercise of options held by Mr. Marks; 49,326 shares owned of record by NEA Partners V, Limited Partnership; and 107 shares owned of record by NEA Silverado Partners Limited Partnership. As a general partner of New Enterprise Associates ("NEA"), which is the general partner of the aforementioned limited partnerships, Mr. Marks may be deemed to share beneficial ownership of such shares.

(5) Mr. Perreault resigned as Chief Executive Officer effective September 30, 1999.

(6)  Mr.  Bowman  resigned  as  Senior  Vice  President  and  General   Manager,
     ObjectStore Division effective September 30, 1999.

                                   ACCOUNTANTS

     The Company has appointed PricewaterhouseCoopers LLP("PricewaterhouseCoo-pers") as independent accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2000. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, Directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based  solely  upon  a  review  of  Forms  3 and 4 and  amendments  thereto furnished to the Company during fiscal 1999 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 1999, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, Directors and greater-than-10% stockholders were fulfilled in a timely manner.


                              STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy materials related to the 2001 Annual Meeting of Stockholders or special meeting in lieu thereof must be received by the Company at its executive offices no later than Sunday, December 24, 2001. In addition, the Company's By-Laws provide that a stockholder must give written notice to the Company not less than sixty days prior to the scheduled annual meeting describing any proposal to be brought before such Meeting, even if such item is not to be included in the Company's proxy statement relating to such Meeting. Such notice requirements are set forth in
Section 3 of the Company's By-Laws. To bring an item of business before the 2001 Annual Meeting, a stockholder must deliver the requisite notice of such item to the Secretary of the Company no later than Sunday, March 25, 2001.

                                  MISCELLANEOUS

     The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which properly may be presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.


                              AVAILABLE INFORMATION

     STOCKHOLDERS OF RECORD ON APRIL 5, 2000 WILL RECEIVE, IN ADDITION TO THIS PROXY STATEMENT, THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1999, WHICH CONTAINS DETAILED FINANCIAL INFORMATION CONCERNING THE COMPANY. THE COMPANY WILL MAIL, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) TO ANY STOCKHOLDER SOLICITED HEREBY WHO REQUESTS IT IN WRITING. PLEASE SUBMIT ANY SUCH WRITTEN REQUEST TO INVESTOR RELATIONS, EXCELON CORPORATION, 25 MALL ROAD, BURLINGTON, MASSACHUSETTS 01803.

                                    EXHIBIT I

              EXCELON CORPORATION 1996 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE.

The eXcelon Corporation 1996 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of eXcelon Corporation (the "Company") will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.


         (a)"Board" means the Board of Directors of the Company.

         (b) "Code" shall have the meaning set forth in Paragraph 1.

         (c) "Committee" means the Compensation Committee of the Board.

         (d) "Common Stock" means the common stock, par value $.001 per share, of the Company.

         (e) "Company" shall also include any Subsidiary (as hereinafter defined) of eXcelon Corporation designated as a participant in the Plan by the Board, unless the context otherwise requires.

         (f) "Compensation" means, for the purpose of any Offering pursuant to this Plan, base pay in effect as of the Offering Commencement Date (as hereinafter defined). Compensation shall not include any deferred compensation other than contributions by an individual through a salary reduction agreement to a cash or deferred plan pursuant to Section 401(k) of the Code or to a cafeteria plan pursuant to Section 125 of the Code.

         (g) "Employee" means any person who is customarily employed by the Company for more than 20 hours per week and more than five months in any calendar year.

         (h) "Offering" shall have the meaning set forth in Paragraph 4.

         (i) "Offering Commencement Date" shall have the meaning set forth in Paragraph 4.

         (j) "Offering Termination Date" shall have the meaning set forth in Paragraph 4.

         (k) "Plan" shall have the meaning set forth in Paragraph 1.

         (l) "Subsidiary" shall mean any present or future corporation which is or would constitute a "subsidiary corporation" as that term is defined in Section 425 of the Code.

     3. ELIGIBILITY.

         (a) Participation in the Plan is completely voluntary. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering (as hereinafter defined).

         (b) Each employee of the Company whose service with the Company commences on or after November 1, 1996 shall be eligible to participate in the Plan on the first Offering Commencement Date, as hereinafter defined, following the completion of six months of continuous service with the Company. Each employee of the Company whose service with the Company commenced prior to November 1, 1996 shall be eligible to participate in the Plan on the first Offering Commencement Date following the commencement of service with the Company. Notwithstanding the foregoing, no employee shall be granted an option under the Plan:


            (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; for purposes of this Paragraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee; or


            (ii) which permits his rights to purchase stock under all Section 423 employee stock purchase plans of the Company and its Subsidiaries to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; for purposes of this Paragraph, the rules of Section 423(b)(8) of the Code shall apply.

     4. OFFERING DATES.

     The right to purchase stock hereunder shall be made available by a series of six-month offerings (the "Offering" or "Offerings") to employees eligible in accordance with Paragraph 3 hereof. The Committee will, in its discretion, determine the applicable date of commencement ("Offering Commencement Date") and termination date ("Offering Termination Date") for each Offering. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

     5. PARTICIPATION.

     Any eligible employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the Company's Treasurer 20 days prior to each applicable Offering Commencement Date, as determined by the Committee pursuant to Paragraph 4.

     6. PAYROLL DEDUCTIONS.

         (a) At the time a participant files an authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during any Offering in which he or she is a participant, at a specified percentage of his or her Compensation as determined on the applicable Offering Commencement Date; said percentage shall be in increments of one percent up to a maximum percentage of six percent.

         (b) Payroll deductions for a participant shall commence on the Offering Commencement Date when the applicable authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable, unless sooner terminated by the participant as provided in Paragraph 9.

         (c) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any separate cash payment into such account.

         (d) A participant may withdraw from the Plan at any time during the applicable Offering period.

     7. GRANTING OF OPTION.

         (a) On the Offering Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows: (i) 85% of the market value per share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the sum of (x) the percentage of the employee's Compensation which he or she has elected to have withheld (multiplied by the employee's Compensation over the Offering period) plus (y) any amounts in the employee's account on the Offering Commencement Date that have been carried forward from prior Offerings; multiplied by (ii) two. Such market value per share of the Common Stock shall be determined as provided in clause (i) of Paragraph 7(b).

         (b) The option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be the lower of:

                  (i) 85% of the average of the bid and the asked prices as reported by Nasdaq in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the National Association of Securities Dealers, Inc. ("NASD"), the last trading price of the Common Stock as reported by the Nasdaq National Market System in the Wall Street Journal, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Commencement Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock have been traded on the Offering Commencement Date); or if the Common Stock is not quoted on Nasdaq, not designated as a Nasdaq national market security and not listed on an exchange, 85% of the fair market value on the Offering Commencement Date as determined by the Committee; and

                  (ii) 85% of the average of the bid and the asked prices as reported by Nasdaq in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the NASD, the last trading price of the Common Stock as reported by the Nasdaq National Market System in the Wall Street Journal, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock shall have been traded on the Offering Termination Date); or if the Common Stock is not quoted on Nasdaq, not designated as a Nasdaq national market security and not listed on an exchange, 85% of the fair market value on the Offering Termination Date as determined by the Committee.

     8. EXERCISE OF OPTION.

         (a) Unless a participant gives written notice to the Treasurer of the Company as hereinafter provided, his or her option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account at that time (plus any amounts in his or her account that have been carried forward from prior Offerings) will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee, pursuant to Paragraph 7(a)), and any excess in his account at that time will be automatically carried forward to the next Offering unless the participant elects, by written notice to the Treasurer of the Company, to have the excess returned to the participant.

         (b) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be automatically carried forward to the next Offering unless the participant elects, by written notice to the Treasurer of the Company, to have the excess cash returned to the participant.

     9. WITHDRAWAL AND TERMINATION.

         (a) Prior to the Offering Termination Date for an Offering, any participant may withdraw the payroll deductions credited to his or her account under the Plan for such Offering by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to such account will be paid to the participant promptly after receipt of notice of withdrawal, without interest, and no future payroll deductions will be made from his or her pay during such Offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions.

         (b) A participant's election not to participate in, or withdrawal from, any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

         (c) Upon termination of the participant's employment for any reason, including retirement but excluding death, the payroll deductions credited to his or her account will be returned to the participant, or, in the case of his or her death, to the person or persons entitled thereto under Paragraph 13.

         (d) Upon termination of the participant's employment because of death, his or her beneficiary (as defined in Paragraph 13) shall have the right to elect, by written notice given to the Company's Treasurer prior to the expiration of a period of 90 days commencing with the date of the death of the participant, either:

                  (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

                  (ii) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the office of the Company's Treasurer, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary.

     10. INTEREST.

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating employee.

     11. STOCK.

         (a) The maximum number of shares of Common Stock available for issuance and purchase by employees under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 16, shall be 500,000 shares of Common Stock, $.001 par value per share, of the Company. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the number of shares that remain available for issuance and purchase by employees under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in an equitable manner, with the balances of payroll deductions credited to the account of each participant under the Plan returned to each participant.

         (b) The participant will have no interest in the stock covered by his or her option until such option has been exercised.

     12. ADMINISTRATION.

     The Plan shall be administered  by the Committee.  The  interpretation  and construction  of any  provision  of the Plan  and  adoption  of  rules  and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Committee.

     13. DESIGNATION OF BENEFICIARY.

     A participant shall file with the Treasurer of the Company a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

     14. TRANSFERABILITY.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 8(b).

     15. USE OF FUNDS.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     16. EFFECT OF CHANGES OF COMMON STOCK.

     If the Company shall subdivide or reclassify the Common Stock which has been or may be optioned under this Plan, or shall declare thereon any dividend payable in shares of such Common Stock, or shall take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any participant) shall be adjusted accordingly and in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Committee, following consultation with the Company's independent public accountants and counsel, to be necessary to preserve the rights of the holder of such option.

     17. AMENDMENT OR TERMINATION.

     The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan.

     18. NOTICES.

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company.

     19. MERGER OR CONSOLIDATION.

     If the Company shall at any time merge into or consolidate with another corporation, the holder of each option then outstanding will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such option and for each share as to which such option shall be exercised, the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation. In accordance with this Paragraph and Paragraph 16, the Committee shall determine the kind and amount of such securities or property which such holder of an option shall be entitled to receive. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

     20. APPROVAL OF STOCKHOLDERS.

     The Plan is subject to the approval of the stockholders of the Company by written consent or at their next annual meeting or at any special meeting of the stockholders for which one of the purposes of such a special meeting shall be to act upon the Plan.

     21. GOVERNMENTAL AND OTHER REGULATIONS.

     The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Plan shall be governed by, and construed and enforced in accordance with, the provisions of Sections 421, 423 and 424 of the Code and the substantive laws of The Commonwealth of Massachusetts. In the event of any inconsistency between such provisions of the Code and any such laws, said provisions of the Code shall govern to the extent necessary to preserve the favorable federal income tax treatment afforded employee stock purchase plans under Section 423 of the Code.

                                   EXHIBIT II

                               EXCELON CORPORATION

                         1996 INCENTIVE AND NONQUALIFIED
                                STOCK OPTION PLAN

SECTION 1.      PURPOSE

      This 1996 Incentive and Nonqualified Stock Option Plan (the "Plan") is intended as a performance incentive for officers and employees of eXcelon Corporation, a Delaware corporation (the "Company"), or its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to or acting as Directors of the Company or its Subsidiaries, to enable the persons to whom options are granted (an "Optionee" or "Optionees") to acquire or increase a proprietary interest in the Company and its success. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and other stock options ("Nonqualified Options") under the Plan. The term "Subsidiaries" means any corporations in which stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation or corporations is owned directly or indirectly by the Company.

SECTION 2.      OPTIONS TO BE GRANTED AND ADMINISTRATION

      2.1. OPTIONS TO BE GRANTED. Options granted under the Plan may be either Incentive Options or Nonqualified Options. If an option is intended to be an Incentive Option, and if for any reason such option (or any portion thereof) shall not qualify as an Incentive Option, then, to the extent of such nonqualification, such option (or portion thereof) shall be regarded as a Nonqualified Option appropriately granted under the Plan provided that such option (or portion thereof) otherwise meets the Plan's requirements relating to Nonqualified Options.

      2.2. ADMINISTRATION. This Plan shall be administered by the Compensation Committee or any other committee of the Board of Directors of the Company (the "Board"), consisting of two or more "Outside Directors" (such committee may hereinafter be referred to as the "Plan Administrator"). As used herein, the term "Outside Director" means any Director who: (i) is not an employee of the Company or of any "affiliated group" (as such term is defined in Section 1504(a) of the Code) which includes the Company (an "Affiliate"); (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year; (iii) has not been an officer of the Company or any Affiliate; and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a Director.

      Except as specifically reserved to the Board under the terms of the Plan, the Plan Administrator shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; (vi) the power to make, in its sole discretion, changes to any outstanding option granted under the Plan, including the power to reduce the exercise price, to accelerate the vesting schedule, or to extend the expiration date; and (vii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

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

      In addition, as to each option, the Plan Administrator shall have full and final authority, in its sole discretion: (i) to determine the number of shares subject to each option; (ii) to determine the time or times at which options will be granted; (iii) to determine the conditions on which options will be granted or may be exercised; (iv) to determine the option price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5.1(c) hereof; and (v) to determine the time or times when each option shall become exercisable and the duration of the exercise period, which shall not exceed the limitations specified in Section 5.1(a).

      No member of the committee serving as Plan Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

      2.3. APPOINTMENT AND PROCEEDINGS OF COMMITTEE. The Board may, from time to time, appoint members of the committee serving as Plan Administrator in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in such committee; provided, however, that each such appointee will be an Outside Director, as described in Section 2.2. The committee serving as Plan Administrator shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of such committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3.      STOCK

      3.1. SHARES SUBJECT TO PLAN. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.001 per share ("Common Stock"), or shares of the Company's Common Stock held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 3,700,000 shares of Common Stock, PROVIDED, HOWEVER, that (i) prior to the first anniversary of the adoption of the Plan, no more than an aggregate maximum of 1,200,000 shares may be issued pursuant to options granted under the Plan, (ii) prior to the second anniversary of the adoption of the Plan, no more than an aggregate maximum of 1,500,000 shares may be issued pursuant to options granted under the Plan, (iii) prior to the third anniversary of the adoption of the
Plan, no more than an aggregate maximum of 2,800,000 shares may be issued pursuant to options granted under the Plan, (iv) prior to the fourth anniversary of the adoption of the Plan, no more than an aggregate maximum of 3,100,000 shares may be issued pursuant to options granted under the Plan, (v) prior to the fifth anniversary of the adoption of the Plan, no more than an aggregate maximum of 3,400,000 shares may be issued pursuant to options granted under the Plan. After the fifth anniversary of the adoption of the Plan, no more than an aggregate maximum of 3,700,000 shares may be issued pursuant to options granted under the Plan. Such number of shares shall be subject to adjustment as provided in Section 7 hereof.

      3.2. LAPSED OR UNEXERCISED OPTIONS. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and shall again become available for the grant of other options under the Plan.

      3.3. LIMITATION ON GRANTS. In no event may any Plan participant be granted options with respect to more than 500,000 shares of Common Stock in any fiscal year. The number of shares of Common Stock issuable pursuant to an option granted to a Plan participant in a fiscal year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such fiscal year. In addition, if the exercise price of an option is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the fiscal year of each respective transaction.


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

SECTION 4.      ELIGIBILITY

      4.1. ELIGIBLE OPTIONEES. Incentive Options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or a Subsidiary. Nonqualified Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board or the Board of Directors of any Subsidiary whether or not employees of the Company or such Subsidiary, and to consultants and other individuals providing services to the Company or its Subsidiaries.

      4.2. LIMITATIONS ON 10% STOCKHOLDERS. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder"), unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date on which it is granted.

      4.3. LIMITATION ON EXERCISABLE OPTIONS. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 424 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Nonqualified Option.

      4.4. OPTION GRANTS TO DIRECTORS. As compensation for services to the Company, each Director of the Company who is not an employee of the Company (an "Outside Director") and who is elected to the Board shall automatically be granted upon his or her initial election a fully-vested Nonqualified Option (an "Initial Option") to purchase 15,000 shares of Common Stock of the Company. In addition, immediately following each annual meeting of stockholders of the Company or special meeting in lieu thereof, there shall automatically be granted to each Outside Director reelected at or remaining in office after such meeting a fully-vested Nonqualified Option to purchase 5,000 shares of Common Stock. Each Nonqualified Option granted to an Outside Director pursuant to this Section
4.4 shall expire on the tenth anniversary of the date of grant. The exercise price of each Nonqualified Option granted pursuant to this Section 4.4 shall be equal to the fair market value of the Common Stock on the date the Nonqualified Option is granted, such fair market value to be determined in accordance with the provisions of Section 5.1(c).

SECTION 5.      TERMS OF THE OPTION AGREEMENTS

      5.1. MANDATORY TERMS. Each option agreement shall contain such provisions as the Plan Administrator shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

          (a) EXPIRATION. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of an Incentive Option granted to a greater-than-10% stockholder).

          (b) EXERCISE. Each option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Plan Administrator. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

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

          (c) PURCHASE PRICE. The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). The price at which shares may be purchased pursuant to Nonqualified Options shall be specified by the Plan Administrator at the time the option is granted, and shall be not less than fair market value of the shares of Common Stock on the date such Nonqualified Option is granted. For the purpose of the Plan, the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System, Inc. ("Nasdaq"), or, if the Common Stock is not quoted on Nasdaq, the fair market value as determined by the Plan Administrator.

          (d) TRANSFERABILITY OF OPTIONS. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

          (e) TERMINATION OF EMPLOYMENT OR DISABILITY OR DEATH OF OPTIONEE. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee:

                (i) Options granted hereunder shall terminate on the earliest to occur of:

                         (A) the date of expiration thereof;

                         (B)  the  date  of   termination   of  the   Optionee's
employment with or performance of services for the Company by the Optionee for any reason (other than as a result of retirement, death or permanent and total disability of the Optionee) or by the Company for cause (as hereinafter defined);

                         (C) thirty  days after the date of  termination  of the
Optionee's employment with or performance of services for the Company upon retirement or by the Company without cause (other than as a result of death or permanent and total disability of the Optionee);

                         (D) twelve months after the date of  termination of the
Optionee's employment with or performance of services for the Company as a result of the death or permanent and total disability of an Optionee. An Optionee is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

                (ii) In the event of the termination of an Optionee's employment with or performance of services for the Company by the Company without cause (other than as a result of death or permanent and total disability of the Optionee) or upon the Optionee's retirement, the Optionee's option shall be exercisable during the thirty-day post-termination period described in Paragraph 5.1(e)(i)(C) only to the extent that it was exercisable at the time of such termination of employment or performance of services. In the event of the termination of the Optionee's employment with or performance of services for the Company as a result of the permanent and total disability of an Optionee, the Optionee's option shall be exercisable during the twelve-month post-termination period referred to in Paragraph 5.1(e)(i)(D) only to the extent that it was exercisable at the time of such termination of employment or performance of

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

services. In the event of the termination of the Optionee's employment with or performance of services for the Company as a result of the death of the Optionee, the Optionee's executor, administrator or any person or persons to whom his option may be transferred by will or by laws of descent and distribution shall have the right at any time during the twelve-month post-termination period referred to in Paragraph 5.1(e)(i)(D) to exercise such option, but only to the extent the Optionee was entitled to exercise such option at the time of such termination of employment or performance of services. Notwithstanding the foregoing, should the termination of the Optionee's employment with or performance of services for the Company as a result of death or permanent and total disability occur after the first anniversary of the date on which the Optionee was first employed or otherwise began to serve the Company, the option may be exercised for up to the greater of (A) 50% of all option shares (and such shares shall be deemed vested) or (B) the number of shares that had vested as of the date of such termination of employment with or performance of services for the Company.

                (iii) An employment relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed in any capacity by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military or government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Plan Administrator at the time thereof. For purposes of this Section 5.1(e), the term "cause" shall mean (A) any material breach by the Optionee of any agreement to which the Optionee and the Company are both parties, (B) any act (other than retirement) or omission to act by the Optionee which may have a material and adverse effect on the Company's business or on the Optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (C) any material misconduct or material neglect of duties by the Optionee in connection with the business or affairs of the Company or any Subsidiary or affiliate of the Company.

          (f) RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised with respect to such shares pursuant to the terms thereof, and (ii) the Company shall have issued and delivered a certificate representing such shares. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

     5.2. CERTAIN OPTIONAL TERMS. The Plan Administrator may in its discretion provide, upon the grant of any option hereunder, that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Plan Administrator at the time the option for the shares subject to repurchase was granted. The Plan Administrator may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an option granted hereunder. In the event the Plan Administrator shall grant options subject to the Company's repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to the exercise of such option shall carry a legend satisfactory to counsel for the Company referring to such rights.

SECTION 6.      METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     6.1. NOTICE OF EXERCISE. Any option granted under the Plan may be exercised by the Optionee by delivering to the Company on any business day a written notice specifying the option being exercised and the number of shares of Common Stock the Optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed, accompanied by payment for such shares.

     6.2. MEANS OF PAYMENT AND DELIVERY. Common Stock purchased on exercise of an option must be paid for as follows: (a) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank

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

draft or money order payable to the order of the Company, or (b) through the delivery of shares of Common Stock (which in the case of shares acquired from the Company upon exercise of an option, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (c) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (d) if so permitted by the instrument evidencing the option (or in the case of a Nonqualified Option, by the Plan Administrator on or after grant of the option), by delivery of a promissory note of the Optionee to the Company, payable on such terms as are specified by the Plan Administrator, or (e) by any combination of the permissible forms of payment; PROVIDED, that if the Common Stock delivered upon exercise of the option is an original issue of authorized Common Stock, at least so much of the exercise price as represents the par value of such Common Stock must be paid other than by the Optionee's promissory note or personal check. In the event that payment of the option price is made under (b) above, the Plan Administrator may provide that the Optionee be granted an additional option covering the numbers of shares surrendered, at an exercise price equal to the fair market value of a share of Common Stock on the date of surrender. For the purpose of this Section, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in the manner specified in Section 5.1(c) hereof. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to Section 6.1.

SECTION 7.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      7.1 NO EFFECT OF OPTIONS UPON CERTAIN CORPORATE TRANSACTIONS. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      7.2. STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then: (i) the number, class and per share price of shares of stock subject to outstanding options hereunder, and the number of shares as to which automatic formula grants of options are to be made under
Section 4.4 above, shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment; the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

      7.3. DETERMINATION OF ADJUSTMENTS. Adjustments under this Section 7 shall be determined by the Plan Administrator and such determinations shall be conclusive. The Plan Administrator shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

      7.4. NO ADJUSTMENT IN CERTAIN CASES. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

SECTION 8.      EFFECT OF CERTAIN TRANSACTIONS

      If the Company is a party to a reorganization or merger with one or more other corporations, whether or not the Company is the surviving or resulting corporation, or if the Company consolidates with or into one or more other corporations, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation (each hereinafter referred to as a "Transaction"), in any such event while unexercised options remain outstanding under the Plan, then: (i) subject to the provisions of clause
(iii) below, after the effective date of such Transaction unexercised options shall remain outstanding and shall be exercisable in shares of Common Stock, or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such Transaction; (ii) the Plan Administrator may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such Transaction; or (iii) any outstanding options may be cancelled by the Plan Administrator as of the effective date of such Transaction, provided that: (x) notice of such cancellation shall be given to each holder of an option; (y) the Plan Administrator shall have accelerated the time for exercise of all unexercised and unexpired options that it proposes to cancel; and (z) each holder of an option shall have the right to exercise such option in full.

SECTION 9.      AMENDMENT OR TERMINATION OF THE PLAN

      The Board may terminate the Plan at any time, and may amend the Plan at any time and from time to time, subject to the limitation that, except as provided in Sections 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock as to which options may be granted under the Plan; or (ii) modify the provisions of
Section 4 hereof relating to eligibility to receive Incentive Options under the Plan.

      Except as provided in Sections 7 and 8 hereof, rights and obligations under any option granted before termination or amendment of the Plan shall not be altered or impaired by such termination or amendment except with the consent of the Optionee.

SECTION 10.     NON-EXCLUSIVITY OF THE PLAN; NON-UNIFORM DETERMINATIONS

      Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

      The Plan Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Plan Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective option agreements, as to (i) the persons to receive options under the Plan, (ii) the

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

terms and provisions of options, (iii) the exercise by the Plan Administrator of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5.1(e) hereof.

SECTION 11.   GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW; WITHHOLDING TAXES

      The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Plan Administrator. All shares sold under the Plan shall bear appropriate legends. The Company may, but shall in no event be obligated to, register or qualify any shares covered by options under applicable federal and state securities laws; and in the event that any shares are so registered or qualified the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

      Whenever under the Plan shares are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 5.1(c) hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise; or (ii) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 5.1(c) hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any employee who is subject to Section 16 of the Exchange Act, the following additional restrictions shall apply:

            (a) the election to satisfy tax withholding obligations relating to an option exercise in the manner permitted by Section 11(i) above shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date or (2) at least six months prior to the date of exercise of the option;

            (b) such election shall be irrevocable;

            (c) such election shall be subject to the consent or approval of the Plan Administrator; and

            (d) the Common Stock withheld to satisfy tax withholding, if granted at the discretion of the Plan Administrator, must pertain to an option which has been held by the employee for at least six months from the date of grant of the option.

SECTION 12.     "LOCKUP" AGREEMENT

      The Plan Administrator may in its discretion specify upon granting an option that the Optionee shall agree, for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, upon request of the Company or the underwriter or underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriter or underwriters, as the case may be.

SECTION 13.     EFFECTIVE DATE AND DURATION OF PLAN

      The Plan shall become effective upon its adoption by the Board provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of the Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board pursuant to Section 9 hereof, whichever shall first occur.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                  THE BOARD OF DIRECTORS OF EXCELON CORPORATION
                A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH
                  THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS
               NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN
                             THE ENCLOSED ENVELOPE.

                Please complete and return the proxy card below.

                                   DETACH HERE


                                      PROXY

                               EXCELON CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2000

The undersigned stockholder of eXcelon Corporation (the "Company"), revoking all prior proxies, hereby appoints Robert N. Goldman and Lacey P. Brandt, or either of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual meeting of Stockholders to be held at the offices of the Company, 25 Mall Road, Burlington, Massachusetts 01803, on Wednesday, May 24, 2000, beginning at 10:00 a.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated April 24, 2000 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the Annual Meeting or any adjournments thereof. Attendance of the undersigned at the Annual Meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH ON THE REVERSE SIDE,
      WILL BE VOTED FOR SUCH PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE
                    RECOMMENDATION OF THE BOARD OF DIRECTORS.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                  DETACH HERE

[x] Please mark
    votes as in
    this example.


1. Proposal to elect the following nominee as a Class I Director of the Company:

      Nominee:  Gerald B. Bay

             FOR            WITHHOLD
            NOMINEE
              [ ]              [ ]


2. Proposal to approve the amendment              FOR       AGAINST      ABSTAIN
   of the Company's 1996 Employee                 [ ]         [ ]          [ ]
   Stock Purchase Plan to increase the
   number of shares available for grant
   thereunder by 200,000.

3. Proposal to approve the amendment              FOR       AGAINST      ABSTAIN
   of the Company's 1996 Incentive and            [ ]         [ ]          [ ]
   Nonqualified Stock Option Plan
   to increase the number of shares available for issue thereunder by 1,000,000.


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                               Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

                               Please sign exactly as name(s) appear(s) on stock certificate. If shares are held by joint tenants, both should sign. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


       Signature: _______________________ Date: _________________________


       Signature: ________________________Date: _________________________